UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (date of earliest event reported): February 17, 2004



                               EDGAR ONLINE, INC.
               (Exact name of registrant as specified in charter)



          DELAWARE                    0-26071                06-1447017
 (State or Other Jurisdiction       (Commission           (I.R.S. Employer
       of incorporation)            File Number)         Identification No.)


                              50 Washington Street
                           Norwalk, Connecticut 06854
             (Address of principal executive offices, with zip code)

                                 (203) 852-5666
              (Registrant's telephone number, including area code)

Item 5. Other Events and Regulation FD  Disclosure.

Appointment of Chief Technology Officer
_______________________________________

On February 17, 2004, EDGAR Online, Inc. (the "Company") engaged Stefan Chopin as its Chief Technology Officer.


Item 6.   Resignation of Registrant's Director.

On February 17, 2004, Mr. Chopin resigned as a member of the Company's Board of Directors. The Board has elected Greg D. Adams, the Company's Chief Financial Officer and Chief Operating Officer, to fill the vacancy on the Board of Directors due to Mr. Chopin's resignation.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    February 17, 2004                 EDGAR ONLINE, INC.

                                           /s/ Susan Strausberg
                                           _____________________________________
                                           Susan Strausberg
                                           Chief Executive Officer and President